UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 4, 2004

WINTRUST FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 0-21923

Illinois	36-3873352

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois 60045

(Address of Principal Executive Offices)

(847) 615-4096

(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
Press Release dated May 4, 2004

Item 9. Regulation FD Disclosure

     On May 4, 2004, Wintrust Financial Corporation (“Wintrust”) announced that it has signed a definitive agreement to acquire WestAmerica Mortgage Company and its affiliate Guardian Real Estate Services in a cash and stock merger agreement. A copy of the press release relating to the Company’s announcement is attached hereto as Exhibit 99.1, and incorporated herein by reference.

     Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference, in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WINTRUST FINANCIAL CORPORATION
(Registrant)

Date: May 4, 2004	/s/ David L. Stoehr
Executive Vice President &
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated May 4, 2004.

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